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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2009 (March 31, 2009)

Allos Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (303) 426-6262

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Section 8 Other Events

Item 8.01    Other Events.

        On March 31, 2009, Allos Therapeutics, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with UBS Securities LLC (the "Underwriter") relating to the public offering, issuance and sale (the "Offering") of 7,750,000 shares of the Company's common stock, par value $0.001 per share. Pursuant to the Purchase Agreement, the Underwriter has agreed to purchase, subject to customary closing conditions, such shares of common stock from the Company at a price of $6.12 per share, which will result in $47.43 million of proceeds to the Company before deducting offering expenses. The shares of common stock will be listed on The NASDAQ Global Market. The sale of the shares of the Company's common stock is expected to close on April 3, 2009. The Company also granted the Underwriter a 30-day option to purchase up to an additional 1,162,500 shares of common stock to cover over-allotments, if any.

        The Offering is being made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-143198) previously filed with the Securities and Exchange Commission (the "SEC"). The Company has filed a prospectus supplement, dated March 31, 2009, relating to the issuance and sale of the shares with the SEC.

        The Purchase Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

Section 9 Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits.

  1.1
  Purchase Agreement, dated March 31, 2009, by and between Allos Therapeutics, Inc. and UBS Securities LLC.

  5.1
  Opinion of Cooley Godward Kronish LLP.

  23.1
  Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2009

ALLOS THERAPEUTICS, INC.
By:	/s/ MARC H. GRABOYES Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 31, 2009, by and between Allos Therapeutics, Inc. and UBS Securities LLC.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP. Reference is made to Exhibit 5.1.

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  Section 8 Other Events
  Item 8.01 Other Events.
  Section 9 Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX